                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                        CONVERGYS CORPORATION
     ------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

     ------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the
                             Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                                                          [LOGO]

                         NOTICE OF 2000 ANNUAL MEETING
                              AND PROXY STATEMENT

                             ---------------------

                            NOTICE OF ANNUAL MEETING

To The Shareholders:

    The annual meeting of shareholders of Convergys Corporation (the "Company") will be held at the ARONOFF CENTER IN THE JARSON-KAPLAN THEATER, 650 Walnut Street, Cincinnati, Ohio, on Tuesday, April 25, 2000, at 11:30 A.M. for the following purposes:

    1.  To elect three directors for three-year terms ending in 2003;

    2.  To approve the Convergys Corporation 1998 Long Term Incentive Plan; and

    3.  To act upon such other matters as may properly come before the meeting.

    Shareholders of record at the close of business on February 29, 2000 will be entitled to vote at the meeting and any adjournment thereof.

    It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card sent to you.

                                          [SIGNATURE]

                                          W. D. Baskett III
                                          SECRETARY

March 8, 2000

                             CONVERGYS CORPORATION
                             201 EAST FOURTH STREET
                                 P. O. BOX 1638
                             CINCINNATI, OHIO 45202

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement and the accompanying proxy card are being mailed to shareholders on or about March 13, 2000 in connection with the solicitation of proxies by the Board of Directors of Convergys Corporation (the "Company") for use at the annual meeting to be held on Tuesday, April 25, 2000, at 11:30 A.M. in the Jarson-Kaplan Theater at the Aronoff Center, 650 Walnut Street, Cincinnati, Ohio.

    Shares can be voted at the meeting only if the shareholder is represented by proxy or is present in person. A shareholder giving a proxy in the accompanying form retains the power to revoke it by a later appointment received by the Company or by giving notice of revocation to the Company in writing or in open meeting. Such later appointments or notices should be directed to W. D. Baskett III, Secretary of the Company, at the address set forth above. Shares represented by properly executed proxies received in the accompanying form will be voted in accordance with the instructions contained therein. IN THE ABSENCE OF CONTRARY INSTRUCTIONS, SUCH SHARES WILL BE VOTED: (1) TO ELECT AS DIRECTORS THE PERSONS NAMED AS CLASS II DIRECTORS ON PAGES 5 AND 6, (2) TO APPROVE THE CONVERGYS CORPORATION 1998 LONG TERM INCENTIVE PLAN AND (3) TO ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    In the event that a broker, bank, custodian, nominee or other record holder of shares indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter (a "broker non-vote"), those shares will be considered as present but not entitled to vote with respect to that matter. An abstention from voting and broker non-votes will be included in determining the presence of a quorum.

    If a shareholder is a participant in the Company's Retirement and Savings Plan or the Convergys CMG Retirement Savings Plan and the accounts are registered in the same name, the proxy will also serve as a voting instruction for the trustees of these plans.

    YOUR VOTE IS IMPORTANT. MOST SHAREHOLDERS HAVE A CHOICE OF VOTING OVER THE INTERNET, BY TELEPHONE OR BY USING A TRADITIONAL PROXY CARD. PLEASE REFER TO YOUR PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU.

                                    GENERAL

    On the record date, February 29, 2000, outstanding voting securities of the Company consisted of 153,621,104 common shares, without par value ("Common Shares"), all of one class. Each Common Share has one vote on each matter presented for action at the meeting. The following table sets forth information, unless otherwise indicated, as of the record date, with respect to those persons that the Company believes to be beneficial owners of more than 5% of the Company's voting securities:

                                                                         NUMBER OF     PERCENT OF
TITLE OF CLASS                             BENEFICIAL OWNER(A)         COMMON SHARES     CLASS
--------------                      ---------------------------------  -------------   ----------
Common Shares                       The Western and Southern            13,905,392        9.05%
                                    Life Insurance Company
                                    400 Broadway
                                    Cincinnati, Ohio 45202
Common Shares                       Putnam Investments, Inc.             9,070,479        5.90%
                                    One Post Office Square
                                    Boston, MA 02109

------------------------

(a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or has the right to acquire beneficial ownership of any such security within 60 days.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Ownership of and transactions in Company securities by executive officers and directors of the Company are required to be reported to the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act. All executive officers and directors complied with these requirements on a timely basis during 1999.

                               BOARD OF DIRECTORS

GENERAL INFORMATION

    The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Directors are kept informed of the Company's business by various reports and documents sent to them, as well as by operating and financial reports presented at Board and committee meetings by the Chairman, Chief Executive Officer and other officers.

    Meetings of the Board of Directors are scheduled approximately six times a year, and there is also an organizational meeting following the annual meeting of shareholders. Additional meetings of the Board may be called whenever needed. The Board of Directors of the Company held eight meetings in 1999. Each director attended at least 85% of the total number of meetings of the Board and committees of which he or she was a member.

COMMITTEES OF THE BOARD

    The committees established by the Board of Directors to assist it in the discharge of its responsibilities are described below. The biographical information on each director, including those nominated for election, which begins on page 5 of this Proxy Statement, identifies the committee memberships currently held by each nominee and each incumbent director.

    The Executive Committee has four members, two of whom are officers of the Company. The Committee meets on call whenever needed and has authority to act on most matters during the intervals between Board meetings, except for those matters reserved to the full Board of Directors by the Ohio General Corporation Law. The Committee met three times in 1999.

    The Audit and Finance Committee has five members, none of whom is an officer of the Company. The Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of its financial reporting; the Committee also meets with the independent accountants and with appropriate Company financial personnel and internal auditors concerning these matters. The Committee recommends to the Board the appointment of the independent accountants. Both the internal auditors and the independent accountants periodically meet alone with the Committee and have unrestricted access to the Committee. The Committee also reviews the capital structure of the Company, short-term borrowing limits, proposed financings, options available for the financing of all material acquisitions by the Company, the Company's benefit plans, the performance of the portfolio managers of such plans and pension plan funding. From time to time the Committee makes such reports and recommendations to the Board with respect to the foregoing as it deems appropriate. The Committee met six times in 1999.

    The Compensation and Benefits Committee has three members, none of whom is an officer of the Company. It makes recommendations to the Board with respect to the compensation of the Chief Executive Officer, the Chairman of the Board and non-employee directors. The Committee also approves the compensation of certain executive officers of the Company and administers the Company's 1998 Long Term Incentive Plan (the "LTIP"). The Committee met four times in 1999.

    The Governance and Nominating Committee has four members, one of whom is an officer of the Company. The Committee reviews the performance of senior management, recommends candidates for director, monitors the scope and performance of Board committees and suggests to the Board shareholder concerns to be addressed. The Committee met one time in 1999.

COMPENSATION OF DIRECTORS

    Directors who are also employees of the Company receive no remuneration for serving as directors or committee members. Non-employee directors receive an annual retainer of $26,000 and a meeting fee of $1,000 for each Board and committee meeting attended. The Chairmen of the Audit and Finance Committee and the Compensation and Benefits Committee receive an additional fee of $3,000 per year for serving as Chairmen of those committees. In lieu of the annual retainer and individual meeting fees, Mr. Mechem, as Chairman of the Board, receives an annual fee of $300,000 and supplemental medical insurance, the cost of which is approximately $1,941 per year.

    Non-employee directors also receive stock options pursuant to the LTIP. Each non-employee director who is first elected or appointed to the Board will receive an option to purchase 17,000 Common Shares. Each non-employee director also will receive an option to purchase 8,500 Common Shares on the day of each annual meeting of shareholders subsequent to his or her initial election or appointment to the Board, provided that he or she continues in office after the annual meeting. The exercise price for each option granted is 100% of the fair market value of the Common Shares on the date of grant.

    Directors may elect to defer the receipt of all or a part of their fees and retainers under the Company's Deferred Compensation Plan for Non-Employee Directors (the "Directors Deferred Compensation Plan"). Amounts so deferred are assumed to be invested in the same type of investments, including Common Shares, as are made available to employees of the Company under the Company's Retirement and Savings Plan. Accounts under the Directors Deferred Compensation Plan will be paid out in cash, in one lump sum or up to ten annual installments, when the director leaves the Board.

SHARE OWNERSHIP OF DIRECTORS AND OFFICERS

    The following table sets forth the beneficial ownership of Common Shares as of February 29, 2000 by each director and named executive officer and by all directors and officers of the Company as a group.

                                              SHARES BENEFICIALLY
                                                  OWNED AS OF       PERCENT OF COMMON
                                               FEB. 29, 2000(A)          SHARES
                                              -------------------   -----------------
John F. Barrett(b)(c).......................          71,871            *
William D. Baskett III(b)...................         424,252            *
Judith G. Boynton...........................          45,806            *
Gary C. Butler..............................          32,500            *
David B. Dillon.............................               0            *
David F. Dougherty(b).......................         506,913            *
Roger L. Howe...............................         113,319            *
Robert J. Marino(b).........................         544,974            *
Steven C. Mason.............................          44,300            *
Charles S. Mechem, Jr.......................         153,212            *
Philip A. Odeen.............................               0            *
James F. Orr................................       1,906,135              1.24%
Steven G. Rolls.............................         276,520            *
Brian H. Rowe...............................          61,638            *
All Directors and Officers as a group
  (consisting of 20 persons, including those
  named above)..............................       4,802,724              3.13%

------------------------

*   less than 1 percent

(a) Includes Common Shares subject to outstanding options which are exercisable by such individuals within 60 days. The following options are included in the totals: 1,600,578 Common Shares for Mr. Orr; 435,224 Common Shares for Mr. Marino; 425,424 Common Shares for Mr. Dougherty; 353,832 Common Shares for Mr. Baskett; 219,131 Common Shares for Mr. Rolls; 131,500 Common Shares for Mr. Mechem; 63,300 Common Shares for Mr. Barrett; 47,300 Common Shares for each of Messrs. Howe and Rowe; 43,300 Common Shares for each of Mrs. Boynton and Mr. Mason; and 24,500 Common Shares for Mr. Butler.

(b) Includes Common Shares held directly by members of the director's or officer's family who have the same home as the director or officer but as to which the director or officer disclaims beneficial ownership: 1,568 for Mr. Barrett; 2,107 for Mr. Baskett; 2,200 for Mr. Dougherty; 100 for
    Mr. Marino; and 440 for other officers.

(c) Does not include Common Shares held by The Western and Southern Life Insurance Company of which Mr. Barrett is President and Chief Executive Officer. Mr. Barrett disclaims beneficial ownership of those shares.

                             ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

    The Board of Directors of the Company presently consists of ten members, two of whom are officers of the Company. The Company's Amended Articles of Incorporation require that the directors be divided into three classes. At each annual meeting of shareholders, directors constituting a class are elected for a three-year term. The terms of the Class II directors expire in 2000. Charles S. Mechem, Jr., the Chairman of the Board since 1998, is not standing for re-election pursuant to the Company's policy that non-employee directors are not eligible for re-election after attaining age 68. The Board of Directors has nominated John F. Barrett, Steve C. Mason and James F. Orr for election as directors in Class II to serve until the 2003 annual meeting of shareholders. Mr. Mason is currently a member of Class III, whose terms expire at the 2001 annual meeting of shareholders. If Mr. Mason is elected at this annual meeting as a Class II director, he will no longer be a member of Class III. The three nominees for director receiving the greatest number of votes will be elected Class II directors. The three directors in Class III continue to serve until the 2001 annual meeting of shareholders and the three directors in Class I continue to serve until the 2002 annual meeting of shareholders. The directors of each class will serve until their respective successors are elected and qualified.

    It is intended that shares represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for a particular nominee, please so indicate on the proxy card.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a candidate, the shares represented by the proxies will be voted to elect the remaining nominee or nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

    For each director of the Company, including those nominated for election, there follows a brief listing of principal occupation during at least the past five years, other major affiliations and age on the date of this Proxy Statement.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

                        NOMINEES FOR CLASS II DIRECTORS
                             (TERMS EXPIRE IN 2003)

                                 John F. Barrett, President and Chief Executive Officer of
[PHOTO]                          The Western and Southern Life Insurance Company since 1994;
                                 President and Chief Operating Officer, 1989-1994; Executive
                                 Vice President and Chief Financial Officer, 1987-1989.
                                 Director of The Western and Southern Life Insurance Company,
                                 The Fifth Third Bancorp and its subsidiary, The Fifth Third
                                 Bank, and The Andersons, Inc. Director of the Company since
                                 May 1998; Chairman of the Audit and Finance Committee;
                                 member of the Compensation and Benefits Committee and the
                                 Executive Committee. Age 50.

                                 Steven C. Mason, Retired Chairman of the Board and Chief
[PHOTO]                          Executive Officer of Mead Corporation since 1997; Chairman of the Board and Chief Executive Officer, 1992-1997.
                                 Director of PPG Industries, Inc. and Elder Beerman Stores.
                                 Director of the Company since May 1998; Chairman of the
                                 Compensation and Benefits Committee; member of the Executive
                                 Committee and the Governance and Nominating Committee. Age
                                 64.

                                 James F. Orr, President and Chief Executive Officer of the
[PHOTO]                          Company since May 1998; Chief Operating Officer and a
                                 Director of Cincinnati Bell Inc., 1996-1998; Chairman of
                                 Convergys Information Management Group Inc. since 1996;
                                 Chairman of Convergys Customer Management Group Inc. since
                                 1997; Executive Vice President of Cincinnati Bell Inc. and
                                 President and Chief Executive Officer of Convergys
                                 Information Management Group Inc., 1995-1996; Chief
                                 Operating Officer of Convergys Information Management Group
                                 Inc., 1994; President and Chief Executive Officer of
                                 Convergys Customer Management Group Inc., 1993-1994.
                                 Director of Ohio National Life Insurance Company. Director
                                 of the Company since May 1998; member of the Executive
                                 Committee. Age 54.

                              CLASS III DIRECTORS
                             (TERMS EXPIRE IN 2001)

                                 Gary C. Butler, President and Chief Operating Officer of
[PHOTO]                          Automatic Data Processing, Inc. since 1998; Group President of the Employer Services Group, 1995-1998; Group President
                                 of the Dealer Services Group, 1990-1995. Director of
                                 Automatic Data Processing, Inc. and Career Builder Inc.
                                 Director of the Company since January 1999; Member of the
                                 Audit and Finance Committee. Age 53.

                                 Roger L. Howe, Retired Chairman of the Board of U.S.
[PHOTO]                          Precision Lens, Inc. since 1998; Chairman of the Board,
                                 1988-1998; Chairman of the Board and Chief Executive
                                 Officer, 1970-1988. Director of Baldwin Piano & Organ Co.,
                                 Cintas Corporation, and Firstar Corporation and its
                                 subsidiary, Firstar Bank. Director of the Company since May
                                 1998; member of the Audit and Finance Committee and the
                                 Governance and Nominating Committee. Age 65.

                                 Philip A. Odeen, Executive Vice President of TRW Inc. since
[PHOTO]                          1997; President and Chief Executive Officer of BDM
                                 International, Inc., 1992-1997. Director of The Reynolds
                                 and Reynolds Company and Washington Gas Light Company.
                                 Director of the Company since March 2000. Age 64.

                               CLASS I DIRECTORS
                             (TERMS EXPIRE IN 2002)

                                 Judith G. Boynton, Executive Vice President, Business
[PHOTO]                          Development of Polaroid Corporation since 2000; Chief
                                 Financial Officer since 1998; Vice President and Controller of Amoco Corporation 1996-1998; General Manager--Auditing,
                                 1994-1996; Controller of Amoco Oil Company, 1993-1994.
                                 Director of the Company since May 1998; member of the Audit and Finance Committee and the Governance and Nominating
                                 Committee. Age 45.

                                 David B. Dillon, President and Chief Operating Officer of
[PHOTO]                          The Kroger Co. since February 2000; President, October
                                 1998-2000; President and Chief Operating Officer, June
                                 1995-1998; Executive Vice President, 1990-1995; President of
                                 Dillon Companies, Inc., 1986-1990. Director of The Kroger
                                 Company. Director of the Company since March 2000. Age 48.

                                 Brian H. Rowe, Retired Chairman of General Electric Aircraft
[PHOTO]                          Engines since 1995; Chairman, 1993-1995; President and Chief
                                 Executive Officer, 1979-1993; Senior Vice President of the
                                 General Electric Company, 1979-1993. Director of Stewart &
                                 Stevenson Services, Inc., B/E Aerospace, Textron Inc., Atlas
                                 Air Inc., Dynatech Corporation and The Fifth Third Bank.
                                 Director of the Company since May 1998; member of the Audit and Finance Committee and the Compensation and Benefits
                                 Committee. Age 68.

      APPROVAL OF THE CONVERGYS CORPORATION 1998 LONG TERM INCENTIVE PLAN
                             (ITEM 2 ON PROXY CARD)

    The Convergys Corporation 1998 Long Term Incentive Plan ("LTIP") was approved by Cincinnati Bell Inc. ("CBI"), and became effective on July 20, 1998, when CBI was the Company's sole shareholder. The shareholders are being asked to approve the LTIP at this time so that, in accordance with applicable Internal Revenue Service regulations, the Company may continue to obtain a deduction when options granted after the 2000 annual meeting are exercised. The principal provisions of the LTIP are as follows:

    The purposes of the LTIP are to further the long term growth of the Company by offering competitive incentive compensation related to long term performance goals to those employees who will be largely responsible for planning and directing such growth, to reinforce the commonality of interest between the Company's shareholders and the employees who are participating in the LTIP and to aid in attracting and retaining employees of outstanding abilities and specialized skills.

ADMINISTRATION

    The Compensation and Benefits Committee administers the LTIP and selects the employees who are eligible to receive awards under the LTIP.

SHARES AVAILABLE

    A total of 30,000,000 Common Shares may be issued under the LTIP. Of this number, a maximum of 15,000,000 Common Shares may be issued in conjunction with incentive stock options ("ISOs") and not more than 3,000,000 Common Shares may be issued to any one person. Any Common Shares issued under the LTIP may consist, in whole or in part, of authorized and unissued Common Shares or Common Shares held as treasury shares or Common Shares purchased in the open market. If any Common Shares subject to any award are forfeited or the award terminates without the issuance of such Common Shares, the Common Shares subject to such award, to the extent of any such forfeiture or termination, will again be available for grant.

TYPES OF AWARDS

    Awards under the LTIP may be in any one or a combination of the following:
(a) stock options, including ISOs, (b) stock appreciation rights ("SARs"), in tandem with stock options or free standing, (c) restricted stock,
(d) performance shares and performance units conditioned upon meeting certain performance criteria and (e) other awards valued in whole or in part by reference to or otherwise based on Common Shares or other securities of the Company or any of its subsidiaries ("other stock unit awards"). In addition, in connection with any award or deferred award, payments may also be made representing dividends or interest or their equivalents.

STOCK OPTIONS

    The LTIP provides that the purchase price of Common Shares purchasable under any stock option shall be determined by the Compensation and Benefits Committee, provided that the purchase price of any ISO's shall not be less than 100% of the fair market value of the Common Shares on the date that the option is granted. Payment of the purchase price for option shares must be made in cash or by delivery of other Common Shares of the Company or other property, or a combination thereof, having a fair market value equal to the purchase price of the option shares.

    The period of any option shall be determined by the Compensation and Benefits Committee, but no ISO may be exercised later than 10 years after the date of grant. The aggregate fair market value, determined at the date of grant of the ISO, of Common Shares for which ISOs are exercisable for the first time during any calendar year as to any participant may not exceed the maximum limitation in Section 422 of the Code.

STOCK APPRECIATION RIGHTS

    A SAR represents the right to receive payment of a sum not to exceed the amount, if any, by which the fair market value of a Common Share on the date of exercise of the SAR exceeds the grant price of the SAR. The grant price (which shall not be less than the fair market value of a Common Share on the date of the grant) and other terms of the SAR shall be determined by the Compensation and Benefits Committee. A SAR may be granted free-standing or in tandem with new options or after the grant of a related option which is not an ISO. Upon the exercise of a SAR, payment may be made in cash, Common Shares or other property, or a combination thereof, as the Compensation and Benefits Committee shall determine.

RESTRICTED STOCK

    Restricted stock will consist of Common Shares which are subject to such conditions, restrictions and limitations as the Compensation and Benefits Committee determines to be appropriate. Restricted stock will be awarded without consideration other than the rendering of services or the payment of any minimum amount required by law, unless the Compensation and Benefits Committee decides otherwise. With respect to Common Shares awarded as restricted stock, the recipient shall have all rights of a shareholder of the Company, including the right to vote and the right to receive cash dividends, unless the Compensation and Benefits Committee shall otherwise determine. Any Common Shares issued with respect to restricted stock as a result of a stock split, stock dividend or similar transaction shall be restricted to the same extent as such restricted stock, unless otherwise determined by the Compensation and Benefits Committee. Upon termination of the participant's employment during the restriction period, all restricted stock shall be forfeited subject to such exceptions, if any, as are authorized by the Compensation and Benefits Committee as to termination of employment, retirement, disability, death or special circumstances.

PERFORMANCE SHARES AND UNITS

    The LTIP permits the grant of performance shares and performance units ("performance awards") as additional compensation to participants for services to the Company or one of its subsidiaries based on performance periods and performance goals established by the Compensation and Benefits Committee for the Company or any subsidiary of the Company. Payment of performance awards may be made in cash, Common Shares or other property, or a combination thereof, as the Compensation and Benefits Committee shall determine. There may be more than one award in existence at any one time and performance periods may differ. Recipients of performance awards are not required to provide consideration other than the rendering of service, unless the Compensation and Benefits Committee decides otherwise.

OTHER STOCK UNIT AWARDS

    The LTIP permits the award of other stock unit awards, either alone or in addition to other awards granted under the LTIP, subject to such conditions, restrictions, and limitations as the Compensation and Benefits Committee determines to be appropriate. Other stock unit awards are awards of Common Shares or other securities of the Company and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other securities of the Company. Other stock unit awards may be paid in cash, Common Shares or other property, or a combination thereof, as the Compensation and Benefits Committee shall determine.

GRANTS TO NON-EMPLOYEE DIRECTORS

    Under the LTIP, awards of stock options (other than ISOs) and restricted stock may be made to directors who are not employees of the Company. With respect to any awards to non-employee directors, the Board of Directors will exercise the powers otherwise reserved to the Compensation and Benefits Committee under the LTIP, including authority to select the non-employee directors who will receive awards, to select the types of awards and to impose limitations, conditions and restrictions on the awards as the Board of Directors may deem appropriate.

CHANGE OF CONTROL

    In the event of a change in control of the Company, all outstanding stock options and SARs shall become exercisable in full, the restrictions applicable to any Common Shares awarded as restricted stock shall lapse and a pro rata portion of all outstanding performance awards and other stock unit awards shall be paid within five days after the Change in Control. The LTIP change in control provisions may not be amended on or subsequent to a change in control without the consent of the participants who would be adversely affected by the amendment.

AMENDMENT AND TERMINATION

    The LTIP may be amended or terminated by the Board of Directors of the Company, provided that no such action shall impair the rights of a participant without the participant's consent and provided that no amendment shall be made without shareholder approval which shall (a) increase the total number of Common Shares reserved for issuance under the LTIP, the total number of Common Shares which may be issued upon the exercise of ISOs or the total number of Common Shares which may be issued to any one individual or (b) change the classes of persons eligible to receive awards under the LTIP.

FEDERAL INCOME TAX CONSEQUENCES.

    The following are the federal income tax consequences generally arising with respect to awards granted under the LTIP.

    The grant of an option or SAR will create no tax consequences for an optionee or the Company. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an option other than an ISO or SAR, the optionee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the Common Shares on the date of exercise; the Company will be entitled to a deduction for the same amount. The treatment to an optionee of a disposition of Common Shares acquired through the exercise of an option depends on how long the Common Shares have been held and whether such Common Shares were acquired by exercising an ISO or by exercising an option other than an ISO or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of Common Shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of Common Shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

    With respect to other awards granted under the LTIP that are settled either in cash or in Common Shares or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of Common Shares or other property received; the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in Common Shares or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the Common Shares or other property received at the first time the Common Shares or other property became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; the Company will be entitled to a deduction for the same amount.

    The Board of Directors has not determined what action it will take if the LTIP is not approved by the shareholders, although, by its terms, the LTIP in its current form would remain in effect pending such action, if any.

OUR RECOMMENDATION

    APPROVAL OF THE CONVERGYS CORPORATION 1998 LONG TERM INCENTIVE PLAN REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE COMMON SHARES PRESENT OR REPRESENTED AND ENTITLED TO VOTE AT THE MEETING. ABSTENTIONS WILL HAVE THE SAME EFFECT AS VOTES AGAINST THE PROPOSAL. BROKER NON-VOTES WILL NOT AFFECT THE OUTCOME OF THE VOTE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSAL.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's Compensation and Benefits Committee has the responsibility to review annually and recommend to the Board compensation for the Chief Executive Officer. The Committee reviews and approves the compensation for the Company's Chief Financial Officer, the General Counsel, the Presidents of Convergys Information Management Group Inc. ("IMG") and Convergys Customer Management Group Inc. ("CMG") and other executive officers.

EXECUTIVE COMPENSATION PRINCIPLES

    The executive compensation program established by the Company's Compensation and Benefits Committee is based on the following principles: (a) compensation should be related to performance and should be comparable to the compensation provided by a select group of high performing growth companies; (b) individual compensation targets should be competitive with selected survey groups and provide significant incentives for superior Company performance;
(c) compensation should align the interests of the executive officers with the interests of the Company's shareholders; and (d) compensation should enable the Company to attract and retain the management necessary to lead and manage a high growth services company.

    Compensation levels for executive officers are benchmarked to the outside market, using information from general industry surveys conducted by two outside consultants. The outside market is defined as a select group of leading high performing growth companies and those with whom the Company competes for executive talent.

COMPONENTS OF EXECUTIVE COMPENSATION

    The three components of the total compensation program are:

    BASE SALARIES. Base salary ranges for the named executive officers are set at levels that are comparable to similar positions at other companies with whom we compare for compensation purposes. It is intended that salaries will only be adjusted as needed based on individual performance and on the results of our market surveys.

    ANNUAL INCENTIVES. The annual bonuses for the Chief Executive Officer, Chief Financial Officer and General Counsel are based two-thirds on Company Earnings Per Share ("EPS") and one-third on personal performance. The annual bonuses for subsidiary Presidents are based two-thirds on subsidiary operating income and one-third on personal performance.

    LONG TERM INCENTIVES. The executive officers' long term incentives are entirely in the form of stock options under the LTIP. Annual stock option grants are adjusted based on individual performances. The relative weight given to each element of total direct compensation (base salary, annual bonus and long term incentives) is intended to favor long term incentives over annual bonuses.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    As President and Chief Executive Officer of the Company, based upon the Company's actual EPS results and evaluation of his personal performance, Mr. Orr received the base salary and annual bonus, shown in the table on page
14. In January 1999, he received the options to purchase Common Shares shown in the table on page 15.

STOCK OWNERSHIP GUIDELINES

    To further align the interests of the Company's executive officers with those of the Company's shareholders, the Company's Compensation and Benefits Committee has established Common Share ownership guidelines for the Company's senior executives.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code limits the deduction for compensation paid to the Company's named executives. The Company's Compensation and Benefits Committee intends to maximize the amount of compensation expense that is deductible by the Company when it is appropriate and in the best interests of the Company and its shareholders. However, compensation decisions will be based primarily on the Committee's perception of the effectiveness of each type of compensation for incenting results and the extent to which performance goals have been achieved.

                                          Compensation and Benefits Committee

                                          Steven C. Mason, CHAIRMAN
                                          John F. Barrett
                                          Brian H. Rowe

                             EXECUTIVE COMPENSATION

I.  SUMMARY COMPENSATION TABLE

    The following table shows the compensation of the Chief Executive Officer and the other four most highly compensated executive officers of the Company.

                                               ANNUAL COMPENSATION                    LONG-TERM COMPENSATION
                                      -------------------------------------   --------------------------------------
                                                                                       AWARDS              PAYOUTS
                                                                              -------------------------   ----------
                                                                              RESTRICTED     SECURITIES   LONG-TERM
                                                              OTHER ANNUAL       STOCK       UNDERLYING   INCENTIVE      ALL OTHER
NAME AND                               SALARY       BONUS     COMPENSATION      AWARDS        OPTIONS      PAYOUTS     COMPENSATION
PRINCIPAL POSITION           YEAR        ($)         ($)           ($)            ($)           (#)         ($)(E)        ($)(A)
------------------         --------   ---------    --------   -------------   -----------    ----------   ----------   -------------
James F. Orr.............    1999     $765,000     $509,565             (b)   $         0     260,488      $775,483       $31,844
  President and Chief        1998      509,647     393,509              (b)     4,012,500(c)  579,400             0        31,340
  Executive Officer          1997      370,000     284,000              (b)             0      43,800             0        31,344

David F. Dougherty.......    1999     $360,000     $135,258             (b)   $         0      79,524      $541,669       $11,503
  President, Customer        1998      283,521      60,741              (b)     1,125,000(c)  188,700             0        17,461
  Management Group           1997      241,039      36,920              (b)             0      27,000             0        12,273

Robert J. Marino.........    1999     $360,000     $134,990             (b)   $         0      79,524      $167,567       $25,235
  President, Customer        1998      298,863      70,036              (b)     1,125,000(c)  188,700             0        17,664
  Management Group           1997      270,000     177,601              (b)             0      27,000             0         9,500

Steven G. Rolls..........    1999     $320,000     $143,242             (b)   $         0      70,131             0       $ 5,333
  Chief Financial Officer    1998      160,417(d)   97,593      $126,899(f)       675,000(c)   74,000             0             0

William D. Baskett III...    1999     $310,000     $135,018             (b)   $         0      43,832      $128,598       $12,425
  General Counsel and        1998      275,000     158,889              (b)       675,000(c)   95,000             0         3,408
  Secretary                  1997            0      85,200              (b)             0      30,000             0             0

------------------------------

(a) Represents Company contributions to defined contribution savings plans, and to the Executive Deferred Compensation Plan described on page 18.

(b) Does not include the value of perquisites and other personal benefits because the total amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of the annual salary and bonus for the individual for that year.

(c) Restricted stock holdings as of December 31, 1999: Mr. Orr, 267,500 Common Shares with a value of $8,284,208; each of Messrs. Marino and Dougherty, 75,000 Common Shares with a value of $2,322,675; and each of Messrs. Rolls and Baskett, 45,000 Common Shares with a value of $1,393,605.

(d) Mr. Rolls started with the Company as of June 1, 1998.

(e) Cashouts of performance shares under CBI's long term incentive plan in conjunction with the Company's spin-off from CBI in 1998.

(f) Represents relocation expenses incurred by the Company on behalf of Mr. Rolls.

II. GRANTS OF STOCK OPTIONS

    The following table shows all options to purchase Common Shares granted to the named executive officers during the fiscal year ended December 31, 1999.

                                                                                                   POTENTIAL REALIZABLE VALUE
                                                                                                    AT ASSUMED ANNUAL RATES
                                                                                                  OF STOCK PRICE APPRECIATION
                              NUMBER OF           % OF TOTAL                                           FOR OPTION TERM(B)
                        SECURITIES UNDERLYING   OPTIONS GRANTED   EXERCISE OR                     ----------------------------
                           OPTIONS GRANTED      TO EMPLOYEES IN   BASE PRICE                           5%             10%
NAME                           (#)(A)             FISCAL YEAR       ($/SH)      EXPIRATION DATE       ($)             ($)
----                    ---------------------   ---------------   -----------   ---------------   ------------   -------------
James F. Orr..........         260,488               10.38%         $22.219          2009          $3,637,975     $10,606,550
David F. Dougherty....          79,524                3.17%         $22.219          2009          $1,110,632     $ 3,238,058
Robert J. Marino......          79,524                3.17%         $22.219          2009          $1,110,632     $ 3,238,058
Steven G. Rolls.......          70,131                2.79%         $22.219          2009          $  979,450     $ 2,855,594
William D. Baskett
  III.................          43,832                1.75%         $22.219          2009          $  612,158     $ 1,784,751

--------------------------

(a) The material terms of the options granted are: grant type, non-statutory; grant price, fair market value on grant date; exercisable 25% after one year, an additional 25% after the second year and the remaining 50% after the third year; term of grant, 10 years; except in case of retirement, disability or death, any unexercisable options are cancelled upon termination of employment.

(b) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Company's Common Shares will appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10% (total appreciation of 62.9% and 183.2%) resulting in values of approximately $36.18 and $62.93. They are not intended, however, to forecast possible future appreciation, if any, in the price of the Company's Common Shares. The total of all stock options granted to employees, including executive officers, during fiscal 1999 was approximately 1.6% of the total Common Shares outstanding during the year. As an alternative to the assumed potential realizable values stated in the above table, the Securities and Exchange Commission rules would permit stating the present value of such options at date of grant. Methods of computing present values suggested by different authorities can produce significantly different results. Moreover, since these stock options are not transferrable, there are no objective criteria by which any computation of present value can be verified. Consequently, the Company's management does not believe there is a reliable method of computing the present value of such stock options for proxy disclosure purposes.

III. AGGREGATE OPTION EXERCISES

    The following table shows aggregate option exercises in the last fiscal year and fiscal year-end values for the Company:

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED
                                                                   OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                                                   FY-END (#)              FY-END($)(A)
                             SHARES ACQUIRED      VALUE         EXERCISABLE (E)/         EXERCISABLE (E)/
NAME                         ON EXERCISE(#)    REALIZED($)     UNEXERCISABLE (U)         UNEXERCISABLE (U)
----                         ---------------   -----------   ----------------------   -----------------------
James F. Orr...............           0                 0         (E)   227,950           (E)  $  3,801,183
                                                                  (U) 1,066,938           (U) $  14,498,718

David F. Dougherty.........           0                 0         (E)    90,875           (E)  $  1,586,766
                                                                  (U)   234,549           (U) $   4,727,067

Robert J. Marino...........           0                 0         (E)   110,675           (E)  $  2,047,939
                                                                  (U)   234,549           (U) $   4,727,067

Steven G. Rolls............           0                 0         (E)    18,500           (E)  $    295,427
                                                                  (U)   125,631           (U) $   1,499,925

William D. Baskett III.....           0                 0         (E)   178,750           (E)  $  3,995,089
                                                                  (U)   130,082           (U) $   1,689,337

------------------------

(a) Values stated for the Company are based on the fair market value (average of the high and low) of $30.969 per share of the Common Shares on the New York Stock Exchange on December 31, 1999.

IV. LONG-TERM INCENTIVE PLAN AWARDS TABLE

    Since no awards pursuant to any long-term incentive plans were made to any named executive officer in the fiscal year ended December 31, 1999, no table has been included.

V.  DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

    All of the named executive officers of the Company participate in both the Company's Pension Plan and a non-qualified pension plan known as the Supplemental Executive Retirement Plan (the "SERP").

    Under the SERP, a participant's pension at retirement is 50% of the participant's average monthly compensation reduced by benefits payable under the Pension Plan, including amounts which are intended to supplement or be in lieu of benefits under the Pension Plan, and Social Security benefits. The compensation averaging period is the high 36 month period during the 60 month period preceding retirement, there is a reduction of 2.5% for each year by which the sum of the participant's years of age and years of service at retirement total less than 75, and no benefits are payable if the participant leaves prior to attaining age 55 and completing at least 10 years of service. In the discretion of the Compensation and Benefits Committee, the age and service requirements of the SERP may be waived.

    The benefit formula under the Pension Plan is a cash balance formula. Under this formula, each participant has an account to which pension credits are allocated at the end of each year based upon the participant's attained age and covered compensation for the year. To the extent that a participant's covered compensation exceeds the Social Security wage base, additional pension credits are given for such excess compensation. The following chart shows the pension credits which will be given at the ages indicated:

ATTAINED AGE                                         PENSION CREDITS
------------                           --------------------------------------------
Less than 30 years...................  2.50% of total covered compensation plus
                                         2.50% of excess compensation
30 but less than 35 years............  2.75% of total covered compensation plus
                                         2.75% of excess compensation
35 but less than 40 years............  3.25% of total covered compensation plus
                                         3.25% of excess compensation
40 but less than 45 years............  4.00% of total covered compensation plus
                                         4.00% of excess compensation
45 but less than 50 years............  5.25% of total covered compensation plus
                                         5.25% of excess compensation
50 but less than 55 years............  6.50% of total covered compensation plus
                                         6.50% of excess compensation
55 or more years.....................  8.00% of total covered compensation plus
                                         8.00% of excess compensation

    At the end of each year, a participant's account is also credited with assumed interest at the rate of 7.75% per annum for 1999 and 2000, and 4% per annum for subsequent years. At retirement or other termination of employment, an amount equivalent to the balance then credited to the account is payable to the participant in the form of an immediate or deferred lump sum or annuity. (In the case of a participant who was a participant in Cincinnati Bell Management Pension Plan ("CBMPP") on December 31, 1998, the participant's account also was credited with pension credits equivalent to the participant's accrued benefit under CBMPP on that date.)

    If Messrs. Orr, Dougherty, Marino, Rolls and Baskett continue in employment and retire at the normal retirement age of 65 (age 67 for Mr. Baskett), their estimated straight life annuity annual pension amounts under both the Pension Plan and the SERP combined, prior to deduction for Social Security benefits, would be: $637,283 for Mr. Orr, $247,629 for Mr. Dougherty, $247,495 for
Mr. Marino, $231,621 for Mr. Rolls and $222,509 for Mr. Baskett. These annual pension amounts would be reduced: in the case of Mr. Orr (age 54 and eleven years of service), if he retires prior to age 59; in the case of Mr. Dougherty (age 43 and nine years of service), if he retires prior to age 55; in the case of Mr. Marino (age 52 and four years of service), if he retires prior to age 62; in the case of Mr. Rolls (age 45 and two years of service), if he retires prior to age 59; and in the case of Mr. Baskett (age 60 and two years of service), if he retires prior to age 67.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    The Company has entered into Employment Agreements with Messrs. Orr, Dougherty, Marino, Rolls and Baskett which provide for their employment and retention for four years commencing on August 13, 1998 (June 1, 1998 in the case of Mr. Rolls), subject to automatic one year extensions unless terminated prior to the beginning of the final year. For years after 1998, the Employment Agreements provide a minimum annual base salary, a minimum annual bonus target, and annual grants of long-term incentives with a minimum present value. If their employment is terminated within two years after a change in control or if they elect to leave within 90 days after a change in control, they will receive lump sum payments equal to three times the sum of their base salary and bonus targets and benefits will continue to be provided for three years. If their employment is terminated by the Company without cause, they will receive lump sum severance payments equal to their base salary and bonus targets for the remainder of the Employment Agreement terms (but not less than two times the sum of their base salary and bonus targets) and benefits will continue to be provided for the remainder of the Employment Agreement terms (or, if longer, for two years).

    The Executive Deferred Compensation Plan was adopted effective January 1, 1999 to permit executives to defer receipt of up to 75% of their base salary and up to 100% of their cash bonuses. There is a Company match of $.0666 for each dollar deferred, with a maximum match of 4% of the participant's compensation (reduced by the Company "match" under the Company's qualified Retirement and Savings Plan). Amounts deferred by participants (and the related Company "match") are assumed to have been invested in various mutual funds and other investments (including Company Shares). Upon termination of employment, the amounts then credited to the participant's account are distributed in two equal annual installments or in up to ten annual installments. The 1999 "match" for Messrs. Orr, Dougherty, Marino, Rolls and Baskett is reflected in the Summary Compensation Table under the "All Other Compensation" column.

    Under the LTIP, in the event of a change in control, all outstanding stock options will become immediately exercisable, all restrictions applicable to restricted stock awards will lapse and a pro rata portion of all accrued incentive awards will be paid in cash. Under the Executive Deferred Compensation Plan, the present value of all deferred amounts will be paid in cash in the event of a change in control. The present values of all accrued unfunded benefits under the Pension Plan and the SERP will be funded within five days after a change in control.

                               PERFORMANCE GRAPH

    The following Performance Graph compares the percentage change, for the period from August 13, 1998 through December 31, 1999, of the cumulative total shareholder return on the Company's Common Shares with the cumulative total return of the S&P 500 Stock Index and the Custom Composite.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CUMULATIVE TOTAL RETURN
BEGINNING AUGUST 13, 1998
                           Convergys  S&P 500  Custom Composite
8/13/98                         $100     $100              $100
9/30/98                         $100      $95               $88
12/31/98                        $149     $115              $112
3/31/99                         $114     $121              $117
6/30/99                         $129     $129              $117
9/30/99                         $132     $121              $115
12/31/99                        $205     $139              $192

    Convergy's total return assumes investment of $100 at the Company's IPO price of $15.00.

    The Custom Composite consists of Amdocs LTD., APAC Teleservices Inc., CSG Systems International Inc., DST Systems Inc., Saville Systems plc ADR (through
3Q99), Sitel Corp., Teletech Holdings Inc. and West Teleservices Inc.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors, upon recommendation of the Audit and Finance Committee, has reappointed the firm of PricewaterhouseCoopers LLP as independent accountants to audit the financial statements of the Company for the year 1999. One or more members of the firm of PricewaterhouseCoopers LLP will attend the annual meeting, will have an opportunity to make a statement and will be available to answer questions.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended for inclusion in proxy statement for the annual meeting in 2001 must be received by the Company on or before November 13, 2000 and must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. If a non-Rule 14a-8 shareholder proposal is submitted at the annual meeting in 2001, the proxy solicited by the Board of Directors with respect to the annual meeting will authorize the named proxies to exercise discretionary voting authority with respect to that proposal unless notice of the proposal is received by the Company on or before Janurary 27, 2001.

Proposals or notices should be sent to W. D. Baskett III, Secretary, 201 East Fourth Street, P. O. Box 1638, Cincinnati, Ohio 45201.

                      OTHER MATTERS TO COME BEFORE MEETING

    At the time this Proxy Statement was released for printing on March 8, 2000, the Company knew of no other matters which might be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons voting them.

    The costs of soliciting proxies will be borne by the Company. In addition to this solicitation by mail, directors, officers and regular employees of the Company may solicit proxies in person or by telephone, make additional requests for the return of proxies and may receive proxies on behalf of the Company. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of Common Shares and will be reimbursed for their expenses. The Company also has retained Georgeson Shareholder Communications Inc. to assist it in connection with the solicitation at an estimated fee of $16,000 plus reimbursement of out-of-pocket expenses.

                         FINANCIAL STATEMENTS AVAILABLE

    Financial statements for the Company and its subsidiaries are included in the Annual Report of the Company to shareholders for the year 1999. A copy of the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission for the year 1999 will be furnished, without charge, on request directed to W. D. Baskett III, Secretary, 201 East Fourth Street, P.O. Box 1638, Cincinnati, Ohio 45201.

                                          By Order of the Board of Directors

                                          [SIGNATURE]

                                          W. D. Baskett III
                                          SECRETARY

March 8, 2000

                              CONVERGYS CORPORATION
                          1998 LONG TERM INCENTIVE PLAN

1.       PURPOSE.

         The purpose of the Convergys Corporation 1998 Long Term Incentive Plan (the "Plan") is to further the long term growth of Convergys Corporation (the "Company") by offering competitive incentive compensation related to long term performance goals to those employees of the Company and its affiliates who will be largely responsible for planning and directing such growth. The Plan is also intended as a means of reinforcing the commonality of interest between the Company's shareholders and the employees who are participating in the Plan and as an aid in attracting and retaining employees of outstanding abilities and specialized skills. The Plan shall become effective on the date on which it is approved by the shareholders of the Company (the "Effective Date").

2.       ADMINISTRATION.

         2.1 The Plan shall be administered by the Compensation Committee (the "Committee") of the Company's Board of Directors (the "Board"). The Committee shall consist of at least three members of the Board (a) who are neither officers nor employees of the Company and (b) who are "outside directors" within the meaning of section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

         2.2 Subject to the limitations of the Plan, the Committee shall have the sole and complete authority (a) to select from the employees of the Company and its affiliates those individuals who shall participate in the Plan, (b) to make awards in such forms and amounts as it shall determine and to cancel or suspend awards, (c) to impose such limitations, restrictions and conditions upon awards as it shall deem appropriate, (d) to interpret the Plan and to adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan and (e) to make all other determinations and to take all other actions necessary or advisable for the proper administration of the Plan. Determinations of fair market value under the Plan shall be made in accordance with the methods and procedures established by the Committee. The Committee's determinations on matters within its authority shall be conclusive and binding on the Company and all other parties.

         2.3 The Committee may delegate to one or more Senior Managers or to one or more committees of Senior Managers the right to make awards to employees who are not officers or directors of the Company.

3.       TYPES OF AWARDS.

         Awards under the Plan may be in any one or more of the following: (a) stock options, including incentive stock options ("ISOs"), (b) stock appreciation rights (SARs"), in tandem with stock options or free-standing, (c) restricted stock, (d) performance shares and performance units conditioned upon meeting performance criteria and (e) other awards based in whole or in part by reference to or otherwise based on Company Common Shares, without par value ("Common Shares"), or other securities of the Company or any of its subsidiaries ("other stock unit awards"). In connection with any award or any deferred award, payments may also be made representing dividends or interest or other equivalent. No awards shall be made under the Plan after ten years from the Effective Date.

4.       SHARES SUBJECT TO PLAN.

         Subject to adjustment as provided in Section 14 below, 30,000,000 of the Company's outstanding Common Shares shall be available for award under the Plan. Common Shares available in any year which are not used for awards under the Plan shall be available for award in subsequent years. Notwithstanding the foregoing, subject to adjustment as provided in Section 14 below, the total number of Common Shares available under the Plan for awards of ISOs shall not exceed 15,000,000 and the total number of Common Shares available for awards under the Plan to any one individual shall not exceed 3,000,000. In the future, if another company is acquired, any Common Shares covered by or issued as result of the assumption or substitution of outstanding grants of the acquired company shall not be deemed issued under the Plan and shall not be subtracted from the Common Shares available for grant under the Plan. The Common Shares deliverable under the Plan may consist in whole or in part of authorized and unissued shares or treasury shares. If any Common Shares subject to any award are forfeited, or the award is terminated without issuance of Common Shares or other consideration, the Common Shares subject to such awards shall again be available for grant pursuant to the Plan.

5.       STOCK OPTIONS.

         Except as provided in Section 10, all stock options granted under the Plan shall be subject to the following terms and conditions:

         5.1 The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any employee of the Company or affiliate of the Company options to purchase Common Shares, which options may be options that comply with the requirements for incentive stock options set forth in section 422 of the Code ("ISOs") or options which do not comply with such requirements ("NSOs") or both. The grant of an option shall be evidenced by a signed written agreement ("Stock Option Agreement') containing such terms and conditions as the Committee may from time to time prescribe.

         5.2 The purchase price per Common Share of options granted under the Plan shall be determined by the Committee; provided that the purchase price per Common Share of any ISO shall not be less 100% of the fair market value of a Common Share on the date the ISO is granted.

         5.3 Unless otherwise prescribed by the Committee in the Stock Option Agreement, each option granted under the Plan shall be for a period of ten years, shall be exercisable in whole or in part after the commencement of the second year of its specified term and may thereafter be exercised in whole or in part before it terminates under the provisions of the Stock Option Agreement. The Committee shall establish procedures governing the exercise of options and shall require that written notice of exercise be given and that the option price be paid in full in cash at the time of exercise. The Committee may permit an optionee, in lieu of part or all of the cash payment, to make payment in Common Shares or other property valued at fair market value on the date of exercise, as partial or full payment of the option price. As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the optionee a certificate or certificates representing the acquired Common Shares, unless, in accordance with rules prescribed by the Committee, the optionee has elected to defer receipt of the Common Shares.

         5.4 Any ISO granted under the Plan shall be exercisable upon the date or dates specified in the Stock Option Agreement, but not earlier than one year after the date of grant of the ISO and not later than 10 years after the date of grant of the ISO, provided that the aggregate fair market value, determined as of the date of grant, of Common Shares for which ISOs are exercisable for the first time during any calendar year as to any individual shall not exceed the maximum limitations in section 422 of the Code. Notwithstanding any other provisions of the Plan to the contrary, no individual will be eligible for or granted an ISO if, at the time the option is granted, that individual owns (directly or indirectly, within the meaning of section 424(d) of the Code) stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its subsidiaries.

6.       STOCK APPRECIATION RIGHTS.

         6.1 A SAR may be granted free-standing or in tandem with new options or after the grant of a related option which is not an ISO. The SAR shall represent the right to receive payment of a sum not to exceed the amount, if any, by which the fair market value of the Common Shares on the date of exercise of the SAR (or, if the Committee shall so determine in the case of any SAR not related to an ISO, any time during a specified period before the exercise date) exceeds the grant price of the SAR.

         6.2 The grant price and other terms of the SAR shall be determined by the Committee.

         6.3 Payment of the amount to which an individual is entitled upon the exercise of a SAR shall be made in cash, Common Shares or other property or in a combination thereof, as the Committee shall determine. To the extent that payment is made in Common Shares or other property, the Common Shares or other property shall be valued at fair market value on the date of exercise of the SAR.

         6.4 Unless otherwise determined by the Committee, any related option shall no longer be exercisable to the extent the SAR has been exercised and the exercise of an option shall cancel the related SAR to the extent of such exercise.

7.       RESTRICTED STOCK.

         Common Shares awarded as restricted stock may not be disposed of by the recipient until certain restrictions established by the Committee lapse. Recipients of restricted stock are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law, unless the Committee otherwise elects. The recipient shall have, with respect to Common Shares awarded as restricted stock, all of the rights of a shareholder of the Company, including the right to vote the Common Shares, and the right to receive any cash dividends, unless the Committee shall otherwise determine. Upon termination of employment during the restricted period, all restricted stock shall be forfeited, subject to such exceptions, if any, as are authorized by the Committee, as to termination of employment, retirement, disability, death or special circumstances.

8.       PERFORMANCE SHARES AND UNITS.

         8.1 The Committee may award to any Participant Performance Shares and Performance Units ("Performance Award"). Each Performance Share shall represent, as the Committee shall determine, one Common Share or other security. Each Performance Unit shall represent the right of the recipient to receive an amount equal to the value determined in the manner established by the Committee at time of award. Recipients of Performance Awards are not required to provide consideration other than the rendering of service, unless the Committee otherwise elects.

         8.2 Each Performance Award under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee may determine.

         8.3 The performance period for each award of Performance Shares and Performance Units shall be of such duration as the Committee shall establish at the time of award ("Performance Period"). There may be more than one award in existence at any one time, and Performance Periods may differ. The performance criteria for each Performance Period shall be determined by the Committee.

         8.4 The Committee may provide that amounts equivalent to dividends paid shall be payable with respect to each Performance Share awarded, and that amounts equivalent to interest at such rates as the Committee may determine shall be payable with respect to amounts equivalent to dividends previously credited to the Participant. The

Committee may provide that amounts equivalent to interest at such rates as the Committee may determine shall be payable with respect to Performance Units.

         8.5 Payments of Performance Shares and any related dividends, amounts equivalent to dividends and amounts equivalent to interest may be made in a lump sum or in installments, in cash, property or in a combination thereof, as the Committee may determine. Payment of Performance Units and any related amounts equivalent to interest may be made in a lump sum or in installments, in cash, property or in a combination thereof, as the Committee may determine.

9.       OTHER STOCK UNIT AWARDS.

         9.1 The Committee is authorized to grant to employees of the Company and its affiliates, either alone or in addition to other awards granted under the Plan, awards of Common Shares or other securities of the Company or any subsidiary of the Company and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other securities of the Company or any subsidiary of the Company ("other stock unit awards"). Other stock unit awards may be paid in cash, Common Shares, other property or in a combination thereof, as the Committee shall determine.

         9.2 The Committee shall determine the employees to whom other stock unit awards are to be made, the times at which such awards are to be made, the number of shares to be granted pursuant to such awards and all other conditions of such awards. The provisions of other stock unit awards need not be the same with respect to each recipient. The recipient shall not be permitted to sell, assign, transfer, pledge, or otherwise encumber the Common Shares or other securities prior to the later of the date on which the Common Shares or other securities are issued, or the date on which any applicable restrictions, performance or deferral period lapses. Common Shares (including securities convertible into Common Shares) and other securities granted pursuant to other stock unit awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Common Shares (including securities convertible into Common Shares) and other securities purchased pursuant to purchase rights granted pursuant to other stock unit awards may be purchased for such consideration as the Committee shall determine, which price shall not be less than the fair market value of such Common Shares or other securities on the date of grant, unless the Committee otherwise elects.

10.      GRANTS TO NON-EMPLOYEE DIRECTORS.

         10.1 For purposes of the Plan, "Non-Employee Director" means a member of the Board who is not an employee of the Company or an affiliate of the Company. In addition to awards to employees, awards of stock options (other than ISOs) and restricted stock also may be made to Non-Employee Directors under the Plan. Except as otherwise provided in this Section 10, any award to a Non-Employee Director shall be subject to all of the terms and conditions of the Plan.

         10.2 The Board, in its sole discretion, may make awards to Non-Employee Directors. In exercising such authority, the Board shall have all of the power otherwise reserved to the Committee under the Plan, including, but not limited to, the sole and complete authority (a) to select the Non-Employee Directors who shall be eligible to receive awards, (b) to select the types and amounts of awards which may be made and (c) to impose such limitations, restrictions and conditions upon awards as the Board shall deem appropriate.

11.      NONASSIGNABILITY OF AWARDS.

         Unless permitted by the Committee, no award granted under the Plan shall be assigned, transferred, pledged or otherwise encumbered by the recipient, otherwise than (a) by will, (b) by designation of a beneficiary after death or (c) by the laws of descent and distribution. Each award shall be exercisable during the recipient's lifetime only by the recipient or, if permissible under applicable law, by the recipient's guardian or legal representative or, in the case of a transfer permitted by the Committee, by the recipient of the transferred amount.

12.      DEFERRALS OF AWARDS.

         The Committee may permit recipients of awards to defer the distribution of all or part of any award in accordance with such terms and conditions as the Committee shall establish.

13.      PROVISIONS UPON CHANGE OF CONTROL.

         In the event of a Change in Control occurring on or after the Effective Date, the provisions of this Section 13 will supersede any conflicting provisions of the Plan.

         13.1 In the event of a Change in Control, all outstanding stock options and SARs under Sections 5 and 6 of the Plan shall become exercisable in full and the restrictions otherwise applicable to any common shares awarded as restricted stock under Section 7 of the Plan shall lapse; further, unless the Committee shall revoke such an entitlement prior to a Change in Control, any optionee who is deemed by the Committee to be a statutory officer ("insider") for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), shall be entitled to receive in lieu of exercise of any stock option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate price of such option, or portion thereof, and (a) in the of a tender offer or similar event, the final offer price per share paid for Common Shares times the number of Common Shares covered by the option or portion thereof, or (b) the aggregate value of the Common Shares covered by the stock option.

         In the event of a tender offer in which fewer than all Common Shares which are validly tendered in compliance with such offer are purchased or exchanged, then only that portion of the Common Shares covered by a stock option as results from multiplying such Common Shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer, shall be used to determine the payment thereupon. To the extent that all or any portion of a stock option shall be affected by this provision, all or such portion of the stock option shall be terminated.

         13.2 In the event of a Change in Control, a pro rata portion of all outstanding awards under Sections 8 and 9 of the Plan, whether in the form of Performance Shares or Units, shall be paid to each recipient of the award within five business days of such Change in Control The pro rata portion of such awards to be paid shall equal the full present value of each such award as of the first day of the month in which such Change in Control occurs multiplied by a ratio, the numerator of which shall equal the number of full and partial months (including the month in which any Change in Control occurs) since the date of the award and the denominator of which shall equal the number of months in the applicable performance period.

         13.3 For purposes of this Section 13, a "Change in Control" of the Company means and shall be deemed to occur if:

                (a) a tender shall be made and consummated for the ownership of 30% or more of the outstanding voting securities of the Company;

                (b) the Company shall be merged or consolidated with another corporation and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company, other than affiliates (within the meaning of the 1934 Act) of any party to such merger or consolidation, as the same shall have existed immediately prior to such merger or consolidation;

                (c) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary;

                (d)   a person, within the meaning of Section 3(a)(9) or of
Section 13(d)(3) of the 1934 Act, shall acquire 20% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), or a person, within the meaning of Section 3(a)(9) or Section 13(d)(3) of the 1934 Act, controls in any manner the election of a majority of the directors of the Company; or

                (e) within any period of two consecutive years commencing on or after the effective date of the Plan, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period. For purposes hereof, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) pursuant to the 1934 Act.

         13.4   In the event of a Change in Control, the provisions of this
Section 13 may not be amended on or subsequent to the Change in Control in any manner whatsoever which would be adverse to any recipient of an award under the Plan without the consent of such recipient who would be so affected; provided, however, the Board may make minor or administrative changes to this Section 13 or changes to conform to applicable legal requirements.

14.      ADJUSTMENTS.

         14.1 In the event of any change affecting the Common Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Plan and in the number, class and option price or other price of shares subject to the outstanding awards granted under the Plan as it deems to be appropriate in order to maintain the purpose of the original grant.

         14.2 The Committee shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or non-recurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award in the manner and to the extent it shall deem desirable to carry it into effect.

15.      AMENDMENTS AND TERMINATIONS.

         Notwithstanding any other provisions hereof to the contrary, the Board may assume responsibilities otherwise assigned to the Committee and may amend, alter or discontinue the Plan or any portion thereof at any time, provided that no such action shall impair the rights of any recipient of an award under the Plan without such recipient's consent and provided that no amendment shall be made without shareholder approval which shall (a) increase the total number of Common Shares reserved for issuance pursuant to the Plan, the total number of Common Shares which may be issued upon the exercise of ISOs or the total number of Common Shares which may be issued to any one individual or (b) change the classes of persons eligible to receive awards under the Plan.

16.      WITHHOLDING.

         To the extent required by applicable federal, state, local or foreign law, the recipient of an award under the Plan shall make arrangements satisfactory to the Company for the satisfaction of any withholding obligations that arise in connection with the award and the Company shall have the right to withhold from any cash award the amount necessary, or retain from any award in the form of Common Shares a sufficient number of Common Shares, to satisfy the applicable withholding tax obligation. Unless otherwise provided in the applicable award agreement, a Participant may satisfy any tax withholding obligation by any of the following means or any combination thereof: (a) by a cash payment to the Company, (b) by delivering to the Company Common Shares owned by the Participant or (c) with the consent of the Committee, by authorizing the Company to retain a portion of the Common Shares otherwise issuable to the Participant pursuant to the exercise or vesting of the award.

17.      CBI STOCK PLAN.

         17.1 For purposes of this Section 17, "CBI" means Cincinnati Bell Inc., "CBI Option" means an option to purchase CBI common shares granted under a CBI Stock Plan, "CBI Restricted Stock" means an award of CBI common shares as restricted stock under a CBI Stock Plan, "CBI Stock Plan" means, collectively, the Cincinnati Bell Inc. 1988 Long Term Incentive Plan, the Cincinnati Bell Inc. 1989 Stock Option Plan, the Cincinnati Bell Inc. 1997 Long Term Incentive Plan, the Cincinnati Bell Inc.1988 Stock Option Plan for Non-Employee Directors and the Cincinnati Bell Inc. 1997 Stock Option Plan for Non-Employee Directors and "Distribution" means the date as of which CBI distributes to its shareholders all of the Common Shares owned by CBI.

         17.2 At the time of the Distribution, each holder of a CBI Option shall receive an additional stock option under this Plan ("Company Option") to purchase a number of Common Shares equal to the number of CBI common shares subject to the CBI Option. Each Company Option shall have the same terms and conditions (including vesting) as the CBI Option with respect to which it is granted, except that termination of employment shall mean, (a) in the case of a CBI employee or director, termination of employment with CBI and (b) in the case of a Company employee or director, termination of employment with the Company. The exercise price per share of each CBI Option (the "CBI Exercise Price") shall be reduced, and the exercise price per share of the associated Company Option (the "Company Exercise Price") shall be set so that (a) the sum of the CBI Exercise Price (after the reduction provided herein) and the Company Exercise Price is equal to the CBI Exercise Price (before the reduction provided herein) and (ii) the ratio of the CBI Exercise Price (after the reduction provided herein) to the Company Exercise Price is equal to the ratio of the average of the high and low per-share prices of CBI common shares on the New York Stock Exchange ("NYSE") on January 4, 1999 to the average of the high and low per-share prices of Common Shares on the NYSE on January 4, 1999. Notwithstanding the foregoing, in the event that the number of Common Shares to be distributed to each CBI shareholder at the time of the Distribution with respect to each CBI common share owned by the shareholder on the record date for the Distribution is greater or less than one, the number of Common Shares represented by each Company Option and the Company Exercise Price shall be adjusted to reflect such difference.

         17.3 At the time of the Distribution, the Common Shares to be distributed with respect to each CBI common share which constitutes CBI Restricted Stock shall be deemed to have been issued under this Plan and shall be subject to the same terms, conditions and restrictions (including vesting) which apply to the CBI Restricted Stock with respect to which the distribution is being made, except that termination of employment shall mean, (a) in the case of a CBI employee, termination of employment with CBI and (b) in the case of a Company employee, termination of employment with the Company.

         CONVERGYS CORPORATION
         C/O CORPORATE TRUST SERVICES
         MAIL DROP 10AT66--4129
         38 FOUNTAIN SQUARE PLAZA
         CINCINNATI, OHIO 45263





         ---------------------------------------------


                            NAME APPEARS



         ---------------------------------------------





         ----------------------------------------------------------

                   YOUR CONTROL NUMBER IS:

         ----------------------------------------------------------

          You are now able to cast your vote by using a touch-tone telephone or by using the internet. Instructions for voting are on the reverse side. Your Control number for voting is noted above.

                              fold and detach here
 ................................................................................
Please vote, date and sign below and return this proxy form promptly in the enclosed envelope. If you attend the meeting and wish to change your vote, you may do so by revoking your proxy at an open meeting and vote by ballot. This proxy form, when properly executed, will be voted in accordance with the directions given by the shareholder. If no directions are given hereon, the proxy form will be voted FOR the election of directors and FOR the approval of the 1998 Long Term Incentive Plan.



                                             Dated _____________________ , 2000

----------------------------------                     ------------------------

                                                       ------------------------

                                             ----------------------------------
                                             SIGNATURE

                                             ----------------------------------
                                             SIGNATURE IF SHARES HELD JOINTLY
                                             Please sign exactly as name appears
                                             opposite. Executors, trustees,
                                             administrators and other
----------------------------------           fiduciaries should so indicate.

            R.S. ROWE & COMPANY, INC.; JOB NO. 8469; PROOF OF 2-28-00
 [LOGO] (781) 849-9700; (212) 926-2444; (800) 324-6202; FAX NO. (781) 849-9740
                       EMAIL ADDRESS: RSROWE@INTERSERV.COM

                              PM6\5TH-3RD\CONV-PRX


VOTE BY TELEPHONE
Have your proxy card available when you call the TOLL-FREE number 1-800-250-9081 using a Touch-Tone phone. You will be prompted to enter your control number found on the reverse side and then you can follow the simple prompts that will be presented to you to record your vote.

VOTE BY INTERNET
Have your proxy card available when you access the WEBSITE
HTTP://WWW.VOTEFAST.COM. You will be prompted to enter your control number found on the reverse side and then you can follow the simple prompts that will be presented to you to record your vote.

VOTE BY MAIL
Please mark, sign and date your proxy card and return it in the postage paid envelope provided or return it to: Corporate Trust Services, P.O. Box 535800, Pittsburgh, Pennsylvania 15253.


      VOTE BY TELEPHONE           VOTE  BY INTERNET            VOTE BY MAIL
   Call TOLL-FREE using a       Access the WEBSITE and      Return your proxy
      Touch-Tone phone             Cast your vote           in the POSTAGE-PAID
       1-800-250-9081          HTTP://WWW.VOTEFAST.COM      envelope provided

                       VOTE 24 HOURS A DAY, 7 DAYS A WEEK!

Your telephone and internet vote MUST BE RECEIVED BY 11:59 P.M. EASTERN DAYLIGHT TIME ON APRIL 24, 2000 to be counted in the final tabulation. If you vote by telephone or internet, please do not send your proxy by mail.

               Your Control Number is printed on the reverse side.


                              CONVERGYS CORPORATION
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2000

The undersigned hereby appoints John F. Barrett, Roger L. Howe and James F. Orr, and each or any of them, proxies, with full power of substitution, to represent and to vote all common shares of Convergys Corporation held of record by the undersigned on February 29, 2000, at the annual meeting of shareholders to be held on April 25, 2000, at 11:30 A.M. in the Aronoff Center in the Jarson-Kaplan Theater, 650 Walnut Street, Cincinnati, Ohio, and at any adjournment thereof, notice of which meeting together with the related proxy statement has been received. The proxies are directed to vote the shares the undersigned would be entitled to vote if personally present.

ITEM 1 Authority to vote for the election of Class II directors whose terms expire in 2003:

                        FOR  / /               WITHHOLD  / /

                   ALL NOMINEES LISTED       AUTHORITY TO VOTE
                  (EXCEPT AS MARKED TO
                   THE CONTRARY BELOW)

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

         John F. Barrett          Steven C. Mason           James F. Orr

ITEM 2  To approve the Convergys Corporation 1998 Long Term Incentive Plan

             / / FOR                 / / AGAINST            / / ABSTAIN

ITEM 3  To act upon such other matters as may properly come before the meeting.

                           (CONTINUED ON REVERSE SIDE)